UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

FARMER BROS. CO.
(Name of Registrant as Specified in Its Charter)

CAROL FARMER WAITE

CAROL L. WAITE TRUST

1964 JEANNE ANN FARMER GROSSMAN TRUST

1964 RICHARD FRANCIS FARMER TRUST

1964 ROY EDWARD FARMER TRUST

1964 CAROL LYNN FARMER WAITE TRUST

1969 ROY EDWARD FARMER TRUST

1969 JEANNE ANN FARMER TRUST

1969 RICHARD FRANCIS FARMER TRUST

1969 CAROL LYNN FARMER WAITE TRUST

1969 ROY F. FARMER TRUST

1969 EMILY MARJORIE FARMER TRUST

1972 ROY EDWARD FARMER TRUST

1972 CAROL LYNN FARMER WAITE TRUST

1972 JEANNE ANNE FARMER GROSSMAN TRUST

1972 RICHARD FRANCIS FARMER

1972 ROY F. FARMER TRUST

1972 EMILY MARJORIE FARMER TRUST

1987 ROY F. FARMER TRUST I

1987 ROY F. FARMER TRUST II

1987 ROY F. FARMER TRUST III

1987 ROY F. FARMER TRUST IV

1988 ROY F. FARMER TRUST I

FARMER INSURANCE TRUST

1984 JONATHAN MICHAEL WAITE TRUST

THE 2012 WAITE TRUST

2012 GROSSMAN IRREVOCABLE TRUST

AUSTIN WAITE

EMILY WAITE

JONATHAN MICHAEL WAITE

SUZANNA WAITE

SCOTT GROSSMAN

BRETT GROSSMAN

BRYNN GROSSMAN

TOM MORTENSEN

JOHN SAMORE, JR.,

JENNIFER GONZALEZ-YOUSEF

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Save Farmers Bros., a group that consists of Carol Farmer Waite, Carol L. Waite Trust, 1964 Jeanne Ann Farmer Grossman Trust, 1964 Richard Francis Farmer Trust, 1964 Roy Edward Farmer Trust, 1964 Carol Lynn Farmer Waite Trust, 1969 Roy Edward Farmer Trust, 1969 Jeanne Ann Farmer Trust, 1969 Richard Francis Farmer Trust, 1969 Carol Lynn Farmer Waite Trust, 1969 Roy F. Farmer Trust, 1969 Emily Marjorie Farmer Trust, 1972 Roy Edward Farmer Trust, 1972 Carol Lynn Farmer Waite Trust, 1972 Jeanne Anne Farmer Grossman Trust, 1972 Richard Francis Farmer, 1972 Roy F. Farmer Trust, 1972 Emily Marjorie Farmer Trust, 1987 Roy F. Farmer Trust I, 1987 Roy F. Farmer Trust II, 1987 Roy F. Farmer Trust III, 1987 Roy F. Farmer Trust IV, 1988 Roy F. Farmer Trust I, Farmer Insurance Trust, 1984 Jonathan Michael Waite Trust, the 2012 Waite Trust, 2012 Grossman Irrevocable Trust, Austin Waite, Emily Waite, Jonathan Michael Waite, Suzanna Waite, Scott Grossman, Brett Grossman, Brynn Grossman, Tom Mortensen, John Samore, Jr., and Jennifer Gonzalez-Yousef , intends to make a preliminary filing with the Securities and Exchange Commission of a proxy statement and an accompanying WHITE proxy card to be used to solicit votes for the election of a slate of director nominees at the upcoming 2016 annual meeting of stockholders of Farmer Bros. Co., a Delaware corporation.

Item 1: On September 29, 2016, Save Farmer Bros. issued an Investor Presentation, a copy of which is attached hereto as Exhibit 1.

Item 2: On September 29, 2016, Save Farmer Bros. issued the following press release:

Save Farmer Bros. Files Detailed Investor Presentation on Farmer Bros.

Calls on the Board to Form Special Committee to Explore All Reasonable Options Available to Maximize Shareholder Value

Launches Website at www.SaveFarmerBros.com

Fort Worth, Texas, September 29, 2016 – Save Farmer Bros. announced today that it has released a detailed investor presentation in relation to its long-term investment in Farmer Bros. Co. (NASDAQ:FARM) and launched a website at www.SaveFarmerBros.com.

The investor presentation is available for download at the following link: www.SaveFarmerBros.com/downloads/Save_Farmer_Bros-Investor_Presentation_(September_2016).pdf.

Investor Contact:

Okapi Partners LLC

Bruce H. Goldfarb / Patrick McHugh / Charles Garske

212-297-0720

info@okapipartners.com

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Carol Farmer Waite, together with the other the participants named herein (collectively, “Save Farmer Bros.”) intends to file a preliminary proxy statement and accompanying proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of their slate of three highly-qualified director nominees at the 2016 annual meeting of stockholders of Farmer Bros. Co., a Delaware corporation (the “Company”).

SAVE FARMER BROS. STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

The participants in the proxy solicitation are anticipated to be the Carol L. Waite Trust, Tom Mortensen, John Samore, Jr., Jennifer Gonzalez-Yousef, 1964 Jeanne Ann Farmer Grossman Trust (the “JAF Trust”), 1964 Richard Francis Farmer Trust (the “RAF Trust”), 1964 Roy Edward Farmer Trust (the “Roy E Trust”), 1964 Carol Lynn Farmer Waite Trust (the “1964 Carol Waite Trust”), 1969 Roy Edward Farmer Trust (the “1969 Roy E Trust”), 1969 Jeanne Ann Farmer Trust (the “1969 JAF Trust”), 1969 Richard Francis Farmer Trust (the “1969 RAF Trust”), 1969 Carol Lynn Farmer Waite Trust (the “1969 Carol Waite Trust”), 1969 Roy F. Farmer Trust, 1969 Emily Marjorie Farmer Trust (the “1969 Emily Farmer Trust”), 1972 Roy Edward Farmer Trust (the “1972 Roy E Trust”), 1972 Carol Lynn Farmer Waite Trust (the “1972 Carol Waite Trust”), 1972 Jeanne Anne Farmer Grossman Trust (the “1972 JAF Trust”), 1972 Richard Francis Farmer (the “1972 RAF Trust”), 1972 Roy F. Farmer Trust, 1972 Emily Marjorie Farmer Trust (the “1972 Emily Farmer Trust”), 1987 Roy F. Farmer Trust I, (the “1987 I Roy F. Farmer Trust”), 1987 Roy F. Farmer Trust II (the “1987 II Roy F. Farmer Trust”), 1987 Roy F. Farmer Trust III (the “1987 III Roy F. Farmer Trust”), 1987 Roy F. Farmer Trust IV, (the “1987 IV Roy F. Farmer Trust”), 1988 Roy F. Farmer Trust I, Farmer Insurance Trust (the “Farmer Insurance Trust”), 1984 Jonathan Michael Waite Trust (the “1984 Jonathan Trust”), The 2012 Waite Trust, 2012 Grossman Irrevocable Trust (the “2012 Grossman Trust”), Ms. Waite, Austin Waite, Emily Waite, Jonathan Michael Waite, Suzanna Waite, Scott Grossman, Brett Grossman, and Brynn Grossman.

As of the date hereof, the participants beneficially own 4,437,584 shares of common stock, $1.00 par value per share, of the Company (the “Common Stock”). As of the date hereof, Ms. Waite, directly owns beneficial owner of 3,832,964 shares of Common Stock, of which Ms. Waite holds (i) sole voting and dispositive power related to 1,355,236 shares and (ii) shared voting and dispositive power related to 2,477,728 shares of Common Stock. As of the date hereof, the Carol L. Waite Trust directly beneficially owns 937,250 shares of Common Stock. As of the date hereof, the JAF Trust directly beneficially owns 321,750 shares of Common Stock. As of the date hereof, the RAF Trust directly beneficially owns 321,750 shares of Common Stock. As of the date hereof, the Roy E. Trust directly beneficially owns 321,750 shares of Common Stock. As of the date hereof, the 1964 Carol Wait Trust directly beneficially owns 321,750 shares of Common Stock. As of the date hereof, the 1969 Roy E Trust directly beneficially owns 77,960 shares of Common Stock. As of the date hereof, the 1969 JAF Trust directly beneficially owns 77,960 shares of Common Stock. As of the date hereof, the 1969 RAF Trust directly beneficially owns 77,960 shares of Common Stock. As of the date hereof, the 1969 Carol Waite Trust directly beneficially owns 77,960 shares of Common Stock. As of the date hereof, the 1969 Roy F. Farmer Trust directly beneficially owns 77,960 shares of Common Stock. As of the date hereof, the 1969 Emily Farmer Trust directly beneficially owns 77,960 shares of Common Stock. As of the date hereof, the 1972 Roy E Trust directly beneficially owns 24,000 shares of Common Stock. As of the date hereof, the 1972 Carol Waite Trust directly beneficially owns 24,000 shares of Common Stock. As of the date hereof, the 1972 JAF Trust directly beneficially owns 24,000 shares of Common Stock. As of the date hereof, the 1972 RAF Trust directly beneficially owns 24,000 shares of Common Stock. As of the date hereof, the 1972 Roy F. Farmer Trust directly beneficially owns 24,000 shares of Common Stock. As of the date hereof, the 1972 Emily Farmer Trust directly beneficially owns 24,000 shares of Common Stock. As of the date hereof, the 1987 I Roy F. Farmer Trust directly beneficially owns 65,930 shares of Common Stock. As of the date hereof, the 1987 II Roy F. Farmer Trust directly beneficially owns 65,930 shares of Common Stock. As of the date hereof, the 1987 III Roy F. Farmer Trust directly beneficially owns 65,930 shares of Common Stock. As of the date hereof, the 1987 IV Roy F. Farmer Trust directly beneficially owns 65,930 shares of Common Stock. As of the date hereof, the 1988 Roy F. Farmer Trust I directly beneficially owns 6,060 shares of Common Stock. As of the date hereof, the Farmer Insurance Trust directly beneficially owns 303,158 shares of Common Stock. As of the date hereof, the 1984 Jonathan Trust directly beneficially owns 6,030 shares of Common Stock. As of the date hereof, the 2012 Grossman Trust directly beneficially owns 417,986 shares of Common Stock. As of the date hereof, the 2012 Waite Trust directly beneficially owns 340,000 shares of Common Stock. As of the date hereof, Austin Waite directly beneficially owns 50 shares of Common Stock. As of the date hereof, Emily Waite directly beneficially owns 50 shares of Common Stock. As of the date hereof, Jonathan Michael Waite, as the trustee for the 2012 Waite Trust, may be deemed to beneficially own the 340,000 shares of Common Stock owned by the 2012 Waite Trust. As of the date hereof, Suzanna Waite directly beneficially owns 500 shares of Common Stock. As of the date hereof, Scott Grossman directly beneficially owns 100 shares of Common Stock. As of the date hereof, Brett Grossman directly beneficially owns 100 shares of Common Stock. As of the date hereof, Brynn Grossman directly beneficially owns 100 shares of Common Stock. As of the date hereof, Mr. Mortensen, directly owns 6,392 shares of Common Stock. As of the date hereof, Mr. Samore does not directly or indirectly own any shares of Common Stock. As of the date hereof, Ms. Yousef does not directly or indirectly own any shares of Common Stock.

Item 3: The following materials were posted by Save Farmer Bros. to www.SaveFarmerBros.com:

- HOME
- ABOUT SAVE FARMER BROS.
- THE CASE FOR CHANGE
- OUR DIRECTOR NOMINEES
- SHAREHOLDER MATERIALS
- PRESS RELEASES
- INVESTOR CONTACT

IN PURSUIT OF
MAXIMIZING
SHAREHOLDER VALUE
DOWNLOAD INVESTOR PRESENTATION

© 2016 SAVE FARMER BROS.
ALL RIGHTS RESERVED

Privacy Policy

Terms And Conditions

Disclaimer

The views expressed on this website represent the opinions of Carol Farmer Waite, who beneficially owns shares of Farmer Bros. Co. (the “Company”), and are based on publicly available information with respect to the Company. Ms. Waite recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with Ms. Waite’s conclusions. Ms. Waite reserves the right to change any of her opinions expressed herein at any time as she deems appropriate and disclaims any obligation to notify the market or any other party of any such changes. Ms. Waite disclaims any obligation to update the information or opinions contained on this website.

Certain financial projections and statements made herein have been derived or obtained from filings made with the Securities and Exchange Commission (“SEC”) or other regulatory authorities and from other third party reports. Ms. Waite shall not be responsible or have any liability for any misinformation contained in any SEC, other regulatory filing or third party report. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by Ms. Waite herein are based on assumptions that Ms. Waite believes to be reasonable as of the date of the materials on this website, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material.

The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. Ms. Waite currently beneficially owns shares of the Company. It is possible that there will be developments in the future that cause Ms. Waite from time to time to sell all or a portion of her holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares.

Although Ms. Waite believes the statements made in this website are substantially accurate in all material respects and does not omit to state material facts necessary to make those statements not misleading, Ms. Farmer Waite makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication she makes with respect to the Company and any other companies mentioned, and Ms. Waite expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, stockholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

This website may contain links to articles and/or videos (collectively, “Media”). The views and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinion of Ms. Waite.

Poor Track Record of Value Creation and Operating Performance

Depressed Valuation

Farmer Bros. is materially undervalued relative to management's selected peers.

EV/EBITDA
16.0x
15.0x
14.0x
13.0x
12.0x
11.0x
10.0x
9.0x
8.0x
7.0x
15.7x
12.0x
12.7x
8.7x
12.1x
8.2x
LTM EBITDA
NTM EBITDA
FY 2017E EBITDA
Management's Selected Peer Group Median
Farmer Bros

Source: Capital IQ

Note: As of unaffected share price date of August 26, 2016

Note: Management's Selected Peer Group defined in Farmer Bros.' Form 10-K filed September 14, 2016 as B&G Foods, Inc.; Coffee Holding Co. Inc.; Dunkin' Brands Group, Inc.; National Beverage Corp.; SpartanNash Co.; Inventure Foods, Inc.; and Treehouse Foods, Inc. (Boulder Brands, Inc. excluded as it is no longer a publicly traded company)

Compressed Margins

Farmer Bros. lags most of management's selected peers in operating margin.

LTM Operating Margin
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
45.5%
21.0%
15.1%
6.2%
5.2%
3.0%
1.9%
0.7%
Dunkin' Brands
B&G Foods
National Beverage
Treehouse Foods
Coffee Holding
Farmer Bros
SpartanNash
Inventure Foods

Source: Capital IQ

Note: Management's Selected Peer Group defined in Farmer Bros.' Form 10-K filed September 14, 2016 as B&G Foods, Inc.; Coffee Holding Co. Inc.; Dunkin' Brands Group, Inc.; National Beverage Corp.; SpartanNash Co.; Inventure Foods, Inc.; and Treehouse Foods, Inc. (Boulder Brands, Inc. excluded as it is no longer a publicly traded company)

Poor Capital Allocation Decisions

Questionable Capital Allocation Decisions

Recently, the Board has made several capital allocation decisions which we believe were subsequently contradicted by the Company's hastily executed relocation of its corporate headquarters to another state, including:

- Long haul fleet investments
- Long haul fleet rebranding
- Energy sustainability in Torrance
- State of the art equipment in Torrance and Houston

We also question what we believe were half-hearted efforts to increase revenues, including:

- E-commerce
- Opportunities/capabilities in spice

Return on Capital Lower Than Cost of Capital

We believe the fact that the Company's return on capital is significantly lower than its cost of capital demonstrates the Board's poor capital allocation decisions.

12%
10%
8%
6%
4%
2%
0%
-2%
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
WACC
ROIC

Source: Bloomberg

Save
Farmer
Bros.

Tom Mortensen

Improving Operating Efficiency

Experience

- Held numerous positions during his 35 year career at Farmer Bros.
- Executive officer at Farmer Bros. from 2012 through 2015

"Slim operating margins has substantially affected the bottom line of Farmer Bros. A significant contributing factor to low margins has been the Company's bloated G&A expenses. Merely getting the Company's corporate costs under control has the potential to create significant shareholder value. The first place to start is to re-evaluate compensation in the C-Suite."

Tom Mortensen, Save Farmer Bros. Nominee

Save
Farmer
Bros.

John Samore, Jr.

Improving Capital Allocation

Experience

- Currently serves as an independent strategic business consultant and as an independent tax consultant
- Retired Tax Partner at Arthur Andersen LLP
- Former Director of Farmer Bros.
- Certified Public Accountant in California

"The opportunity to create value at Farmer Bros. is tremendous. One of the keys to value creation at Farmer Bros. is improving the Company's capital allocation discipline. If the Board and management institute a focus on return on invested capital when making capital allocation decisions, then there is no reason why Farmer Bros. cannot return to being fully valued and also begin to return capital to shareholders."

John Samore, Jr., Save Farmer Bros. Nominee

Save Farmer Bros.

Jennifer Gonzalez Yousef

Improving Sales Growth

Experience

- Current Senior Group Manager, Industry Relations at WNS (Holdings) Limited
- Former Human Capital Analyst at Deloitte Consulting LLP

"Sales is the lifeblood of companies like Farmer Bros. A number of things must occur in order to improve sales growth at the Company, including improving morale of the salesforce in order to retain top talent, anticipating and understanding the demands of customers and differentiating the Farmer Bros. brand from the competition in both product and service."

Jennifer Gonzalez Yousef, Save Farmer Bros. Nominee

Shareholder Materials

SEP. 29, 2016

Save Farmer Bros. Investor Presentation (September 2016)

Save Farmer Bros. presents its case for change and introduces its highly qualified director candidates.

Read More..

AUG. 29, 2016

Save Farmer Bros. Letter to the Board of Directors (August 29, 2016)

Save Farmer Bros. issues an open letter to the Board highlighting its serious concerns with the Company's strategic direction, operational performance and governance under the direction of the Company's current CEO and Board.

Read More..

Press Releases

SEP. 29, 2016

Read More..

AUG. 29, 2016

Founding Family Members Form Save Farmer Bros. Group to Drive Meaningful Change

Announces intention to nominate highly qualified candidates for election at the 2016 Annual Meeting.

Read More..

Investor Contact

Okapi Partners LLC

1212 Avenue of the
Americas, 24th Floor
New York, New York 10036

info@okapipartners.com

(877) 796-5274

(212) 297-1710

Cautionary Statement Regarding Forward-Looking Statements

The materials on this website contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “opportunity,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Ms. Waite. Although Ms. Waite believes that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. Ms. Waite will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information

The Carol L. Waite Trust, Tom Mortensen, John Samore, Jr., Jennifer Gonzalez-Yousef, 1964 Jeanne Ann Farmer Grossman Trust, 1964 Richard Francis Farmer Trust, 1964 Roy Edward Farmer Trust, 1964 Carol Lynn Farmer Waite Trust, 1969 Roy Edward Farmer Trust, 1969 Jeanne Ann Farmer Trust, 1969 Richard Francis Farmer Trust, 1969 Carol Lynn Farmer Waite Trust, 1969 Roy F. Farmer Trust, 1969 Emily Marjorie Farmer Trust, 1972 Roy Edward Farmer Trust, 1972 Carol Lynn Farmer Waite Trust, 1972 Jeanne Anne Farmer Grossman Trust, 1972 Richard Francis Farmer, 1972 Roy F. Farmer Trust, 1972 Emily Marjorie Farmer Trust, 1987 Roy F. Farmer Trust I, 1987 Roy F. Farmer Trust II, 1987 Roy F. Farmer Trust III, 1987 Roy F. Farmer Trust IV, 1988 Roy F. Farmer Trust I, Farmer Insurance Trust, 1984 Jonathan Michael Waite Trust, The 2012 Waite Trust, 2012 Grossman Irrevocable Trust, Ms. Waite, Austin Waite, Emily Waite, Jonathan Michael Waite, Suzanna Waite, Scott Grossman, Brett Grossman, and Brynn Grossman (the “Participants”), intend to make a preliminary filing with the SEC of a preliminary proxy statement and accompanying proxy card to be used to solicit votes for the election of the Ms. Waite’s slate of director nominees to the Board of Directors of Farmer Bros. Co., at the Company’s upcoming 2016 annual meeting of stockholders, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof.

THE PARTICIPANTS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST.

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New York, NY 10019

c/o: Save Farmer Bros.

Attn: Andrew M. Freedman

Tel: (212) 451 – 2300

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This website, www.SaveFarmerBros.com (the “Site”), sponsored by Carol Farmer Waite (the “Sponsor”), is for informational purposes only. You may use the Site for non-commercial, lawful purposes only. Your access to and use of the Site is subject to and governed by these Terms and Conditions. By accessing and browsing the Site, you accept, without limitation or qualification, and agree to be bound by, these Terms and Conditions and all applicable laws.

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4. YOU EXPRESSLY ACKNOWLEDGE THAT USE OF THE SITE IS AT YOUR SOLE RISK. NEITHER THE SPONSOR OR ITS AFFILIATED COMPANIES NOR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, THIRD PARTY CONTENT PROVIDERS OR LICENSORS (COLLECTIVELY THE “SPONSOR PARTIES”) WARRANTS THAT THE SITE WILL BE UNINTERRUPTED OR ERROR FREE, NOR DO THEY MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM USE OF THE SITE, OR AS TO THE ACCURACY, RELIABILITY OR CONTENT OF ANY INFORMATION, SERVICE, OR MERCHANDISE PROVIDED THROUGH THE SITE. THE SITE IS PROVIDED ON AN “AS IS” BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OTHER THAN THOSE WARRANTIES WHICH ARE IMPLIED BY AND INCAPABLE OF EXCLUSION, RESTRICTION OR MODIFICATION UNDER THE LAWS APPLICABLE TO THIS AGREEMENT.

THIS DISCLAIMER OF LIABILITY APPLIES TO ANY DAMAGES OR INJURY CAUSED BY ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DELETION, DEFECT, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, COMMUNICATION LINE FAILURE, THEFT OR DESTRUCTION OR UNAUTHORIZED ACCESS TO, ALTERATION OF, OR USE OF RECORD, WHETHER FOR BREACH OF CONTRACT, TORTIOUS BEHAVIOR, NEGLIGENCE, OR UNDER ANY OTHER CAUSE OF ACTION. YOU SPECIFICALLY ACKNOWLEDGE THAT THE SPONSOR IS NOT LIABLE FOR THE DEFAMATORY, OFFENSIVE OR ILLEGAL CONDUCT OF OTHER USERS OR THIRD PARTIES AND THAT THE RISK OF INJURY FROM THE FOREGOING RESTS ENTIRELY WITH YOU.

IN NO EVENT WILL THE SPONSOR, THE SPONSOR PARTIES, OR ANY PERSON OR ENTITY INVOLVED IN CREATING, PRODUCING OR DISTRIBUTING THE SITE BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE THE SITE. YOU HEREBY ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION SHALL APPLY TO ALL CONTENT ON THE SITE.

IN ADDITION TO THE TERMS SET FORTH ABOVE, NEITHER THE SPONSOR NOR THE SPONSOR PARTIES SHALL BE LIABLE, REGARDLESS OF THE CAUSE OR DURATION, FOR ANY ERRORS, INACCURACIES, OMISSIONS, OR OTHER DEFECTS IN, OR UNTIMELINESS OR UNAUTHENTICITY OF, THE INFORMATION CONTAINED WITHIN THE SITE, OR FOR ANY DELAY OR INTERRUPTION IN THE TRANSMISSION THEREOF TO YOU, OR FOR ANY CLAIMS OR LOSSES ARISING THEREFROM OR OCCASIONED THEREBY. NONE OF THE FOREGOING PARTIES SHALL BE LIABLE FOR ANY THIRD-PARTY CLAIMS OR LOSSES OF ANY NATURE, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, PUNITIVE OR CONSEQUENTIAL DAMAGES AND THE AGGREGATE TOTAL LIABILITY OF THE SPONSOR PARTIES TO YOU OR ANY END USER FOR ALL DAMAGES, INJURY, LOSSES AND CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING FROM OR RELATING TO THIS AGREEMENT OR THE USE OF OR INABILITY TO USE THE SITE SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED ONE HUNDRED DOLLARS ($100).

SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF CERTAIN LIABILITY OR WARRANTIES, IN WHICH EVENT SOME OF THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU. In such jurisdictions, the Sponsor’s liability is limited to the greatest extent permitted by law. You should check your local laws for any restrictions or limitations regarding the exclusion of implied warranties.

5. Artwork, images, names, and likenesses displayed on the Site are either the property of, or used with permission by, the Sponsor. The reproduction and use of any of these by you is prohibited unless specific permission is provided on the Site or otherwise. Any unauthorized use may violate copyright laws, trademark laws, privacy and publicity laws, and/or communications regulations and statutes.

6. The trademarks, service marks, logos, and other indicia, including of the Sponsor (collectively the “Trademarks”), which appear on the Site are registered and unregistered trademarks of the Sponsor and others. Nothing contained on the Site should be construed as granting, by implication or otherwise, any right, license or title to any of the Trademarks without the advance written permission of the Sponsor or such third party as may be appropriate. All rights are expressly reserved and retained by the Sponsor. Your misuse of any of the Trademarks displayed on the Site, or any other content on the Site, except as provided in these Terms and Conditions, is strictly prohibited. You are also advised that the Sponsor considers its intellectual property to be among its most valuable assets, and will aggressively enforce its intellectual property rights to the fullest extent of the law.

7. THIS SITE INCLUDES NEWS AND INFORMATION, COMMENTARY, AND OTHER CONTENT RELATING TO FARMER BROS. CO. (THE “COMPANY”), INCLUDING BY PERSONS OR COMPANIES THAT ARE NOT AFFILIATED WITH THE SPONSOR (“THIRD PARTY CONTENT”). THE AUTHOR AND SOURCE OF ALL THIRD PARTY CONTENT AND DATE OF PUBLICATION IS CLEARLY AND PROMINENTLY IDENTIFIED. THIRD PARTY CONTENT IS AVAILABLE THROUGH FRAMED AREAS, THROUGH HYPERLINKS TO THIRD PARTY WEB SITES, OR IS SIMPLY PUBLISHED ON THE SITE. THE SPONSOR AND ITS AFFILIATES HAVE NOT BEEN INVOLVED IN THE PREPARATION, ADOPTION OR EDITING OF THIRD PARTY CONTENT AND DO NOT EXPLICITLY OR IMPLICITLY ENDORSE OR APPROVE SUCH CONTENT. THE PURPOSE OF MAKING THE THIRD PARTY CONTENT AVAILABLE IS TO PROVIDE RELEVANT INFORMATION TO STOCKHOLDERS OF THE COMPANY IN CONNECTION WITH THE ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY AT ITS 2016 ANNUAL MEETING OF STOCKHOLDERS AND THE MANAGEMENT AND AFFAIRS OF THE COMPANY IN GENERAL.

If any provision of the Terms and Conditions or any application thereof is held to be invalid or unenforceable for any reason, that provision shall be deemed severable and the remainder of the Terms and Conditions and the application of that provision in other situations shall not be affected.

9. YOU AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE SPONSOR FROM AND AGAINST ANY AND ALL THIRD PARTY CLAIMS, DEMANDS, LIABILITIES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES, ARISING FROM OR RELATED TO ANY BREACH BY YOU OF ANY OF THE TERMS AND CONDITIONS OR APPLICABLE LAW, INCLUDING THOSE REGARDING INTELLECTUAL PROPERTY.

10. The Sponsor may at any time revise these Terms and Conditions by updating this posting. You are bound by any such revisions and should therefore periodically visit this page to review the then current Terms and Conditions to which you are bound.

11. The Sponsor knows that the privacy of your personal information is important to you. Therefore, the Sponsor has established a Privacy Policy governing the use of this information, which is located at www.SaveFarmerBros.com.

The Sponsor owns, protects and enforces copyrights in its own creative material and respects the copyright properties of others. Materials may be made available on or via the Site by third parties not within the control of the Sponsor. It is our policy not to permit materials known by us to be infringing to remain on the Site. You should notify us promptly if you believe any materials on the Site infringe a third party copyright. Upon our receipt of a proper notice of claimed infringement under the Digital Millennium Copyright Act (“DMCA”), the Sponsor will respond expeditiously to follow the procedures specified in the DMCA to resolve the claim between the notifying party and the alleged infringer who provided the content at issue, including, where applicable, by removing or disabling access to material claimed to be infringing or removing or disabling access to links to such material. Pursuant to the DMCA 17 U.S.C. 512(c), the Sponsor has designated its legal counsel, Olshan Frome Wolosky LLP. at (212) 451-2300, as its agent for notification of claims of copyright infringement with respect to information residing, at the direction of a user, on the Site. The contact information is:

The contact information is:

Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, NY 10019

c/o: Save Farmer Bros.

Attn: Andrew M. Freedman

Tel: (212) 451 – 2300